American Freedom
U.S. Government
Money Market Fund

Prospectus
August 28, 2006
As Supplemented November 30, 2006

Formerly known as U.S. Government Money Market Fund Class I

FINANCIAL INVESTORS TRUST

The Securities and Exchange Commission (“SEC” or “Commission”) has not approved or disapproved this Fund’s shares or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Table of Contents

Investment Objective and Principal Risks

Performance

Fees and Expenses of the Fund

Principal Investment Strategies, Related Risks
and Disclosure of Portfolio Holdings

Who Manages the Fund?

How Are Fund Shares Valued?

How Do I Invest in the Fund?

Privacy Policy

Financial Highlights

Additional Information About the Fund

No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information (“SAI”) that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by Financial Investors Trust (“Trust”) or its Distributor in any jurisdiction where such an offering would not be lawful.

Fund Facts

Goal:  To provide investors with a high level of current income while seeking to preserve principal.

Principal Investments:

•      U.S. Government Obligations

•      Repurchase Agreements

•      Asset-Backed and Mortgage-Related Securities

Investment Adviser

(the “Adviser”):

•      SSgA Funds Management, Inc. (“SSgA FM”)

Distributor:

•      ALPS Distributors, Inc. (“ADI”)

Investment Objective and Principal Risks

Investment Objective — The investment objective of the American Freedom U.S. Government Money Market Fund (the “Fund”) is to seek as high a level of current income as is consistent with preservation of capital and liquidity.  The Fund will provide 60 days’ notice to shareholders if it decides to change its principal investment objective or strategy.

Principal Investment Strategies — The Fund invests exclusively in obligations issued or guaranteed as to principal and interest by the U.S. government and repurchase agreements collateralized to 102% by U.S. Treasury obligations and other direct obligations of the U.S. government or its agencies. The Fund may also invest in mortgage related securities issued by various government agencies, such as the Government National Mortgage Association (“Ginnie Mae”), and government related organizations, such as the Federal National Mortgage Association (“Fannie Mae”).  The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions.

Obligations of certain agencies, instrumentalities, and corporations of the U.S. government, such as those issued by Ginnie Mae, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Fannie Mae, Federal Home Loan Mortgage  (“Freddie Mac”), and the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances; and still others are supported only by the credit of the issuing agency, instrumentality or corporation.

Standard & Poor’s ® (“S&P”) has assigned a money market fund rating of AAAm to the Fund. (1)

(1) The AAAm rating (“Rating”) is historical and reflects the quality of the Fund’s investments and sound liquidity management.  The Rating is not a recommendation to buy or sell by S&P.

In order for the Fund to maintain the AAAm rating (“Rating”), the Fund follows the most current criteria established by S&P.  If S&P changes or adds other requirements or criteria, the Fund may be required to adopt additional restrictions or policies to maintain this Rating.  These additional restrictions could adversely affect the Fund’s performance.

Principal Investment Risks — An investment in the Fund is subject to the following principal risks:

•                  Interest Rate Risk.  When interest rates change, the value of the Fund’s holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

•                  Prepayment Risk.  This investment risk is primarily associated with mortgage-backed securities. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.

•                  Mortgage Backed-Securities Risk.  There are a number of important differences among the agencies, instrumentalities and corporations of the U.S. government that issue mortgage-related securities and among the securities that they issue.  Mortgage-related securities include:

•                  GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) are guaranteed by Ginnie Mae as to the timely payment of principal and interest.  This guarantee is backed by the full faith and credit of the United States, and Ginnie Mae may borrow from the U.S. Treasury to make payments under its guarantee;

•                  Fannie Mae Mortgage Pass-Through Certificates are guaranteed by Fannie Mae as to the timely payment of interest and principal. This guarantee is supported by the right of Fannie Mae to borrow from the U.S. Treasury under certain circumstances, but is not backed by the full faith and credit of the United States or any of its agencies, instrumentalities or corporations other than Fannie Mae; and

•                  Freddie Mac Mortgage Participation Certificates (also knows as “PCs”) are guaranteed by Freddie Mac as to the timely payment of all scheduled interest and ultimate collection of all principal payments on the underlying mortgage loans.  This guarantee is supported by the right of Freddie Mac to borrow from the U.S. Treasury under certain circumstances, but is not backed by the full faith and credit of the United States or any of its agencies, instrumentalities or corporations other than Freddie Mac.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more information about the risk factors identified above, and other risks associated with investing in the Fund, please see the SAI.

Should I invest in the American Freedom U.S. Government Money Market Fund?

The Fund is primarily intended for municipal investors, including municipalities, counties, and state agencies, as well as institutional investors such as broker/dealers, corporations, investment advisers, credit unions, banks, and other financial institutions.

Performance

The following bar chart and performance table provide some indication of the risks of investing in the Fund by showing the changes in the Fund’s performance from year to year. Returns are based on past results and are not an indication of future performance.

Year-by-Year Total Return

Best quarter (quarter ended December 31, 2000):  1.61%

Worst quarter (quarter ended March 31, 2004):  0.21%

Year-To-Date Return (as of June 30, 2005): 2.27%

Average Annual Total Returns

(for the period ended December 31, 2005)

	1 Year	5 Years	10 Years
American Freedom U.S. Government Money Market Fund	3.11%	2.20%	3.79%

Fees and Expenses of the Fund

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Load	None
Maximum Deferred Sales Load	None
Maximum Sales Load Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.105	%*
Distribution (12b-1) Fees	None
Other Expenses	0.200	%**
Total Annual Fund Operating Expenses	0.305	%***

* SSgA FM has voluntarily agreed to waive a portion of its “Management Fees” so its fee does not exceed an annual rate of 0.070%. This waiver may be terminated at any time by the Adviser.

**The amount for “Other Expenses” includes administration fees payable to ALPS Fund Services, Inc. (“ALPS”). ALPS has contractually agreed to waive a portion of its administration fees that it is entitled to receive, and/or assume a portion of the Fund’s expenses, until at least April 30, 2007. After ALPS waiver and/or absorption of a portion of the Fund’s “Other Expenses,” the actual “Other Expenses” paid by the Fund were 0.130%.

***After the “Management Fees” waiver by SSgA FM and the waiver and/or absorption of a portion of the Fund’s “Other Expenses” by ALPS, the actual “Total Annual Fund Operating Expenses,” as a percentage of average daily net assets, were 0.200%.

Example — The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. After one year, the Example does not take into consideration SSgA FM and ALPS’ agreements to waive or absorb fees.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
American Freedom U.S. Government Money Market Fund	$21	$87	$161	$376

Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

The Fund’s Principal Investment Policies and Related Risk.

The allocation of the Fund’s investments will vary over time based upon SSgA FM’s evaluation of economic and market trends.  However, the Fund invests only in direct obligations of the U.S. Treasury, and other direct obligations of the U.S. government or its agencies, and repurchase agreements collateralized by U.S. Treasury obligations.  For more detailed information regarding the Fund’s investment policies and risk, please consult the Fund’s SAI.

What Does the Fund Invest In?  Below is a brief description of the principal types of money market instruments in which the Fund invest.

•                  U.S. Government Securities.  These include obligations issued by the U.S. government which typically includes Treasury bills and notes, and other obligations issued by agencies, instrumentalities, and corporations of the U.S. government.  Securities issued by the U.S. Treasury are supported by the full faith and credit of the U.S. government.  However, many of the securities issued by entities other than the U.S. Treasury have varying levels of credit risk.  For additional information please refer to “Mortgage-Backed Securities Risk” discussed on page 2 of this Prospectus.

•                  Repurchase Agreements.  Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price.  The repurchase prices exceed the purchase price, reflecting the Fund’s return on the transaction.  This return is not correlated with the interest rate of the underlying security.  The Fund will enter into repurchase agreements only with banks and other recognized financial institutions deemed creditworthy by SSgA FM. Repurchase agreements carry the possibility that a party to a transaction involving the Fund will fail to meet its obligation.  This could cause the Fund to lose the benefit of the transaction by preventing the Fund from selling or buying other securities to implement its investment strategy.

Portfolio Holdings.  The Fund’s policies and procedures, with respect to the disclosure of the Fund’s portfolio securities, are available in the Fund’s SAI.

Who Manages The Fund?

The SSgA Funds Management Inc. (“SSgA FM”), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as Investment Adviser to the Fund. SSgA FM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation (“State Street”), a publicly held bank holding company. As of June 30, 2006, SSgA FM had over $115.2 billion in assets under management. SSgA FM, and any other advisory affiliates of State Street comprise State Street Global Advisors (“SSgA”), the investment management arm of State Street. With approximately $1.54 trillion in assets as of June 30, 2006 SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia, and the Middle East.

During the period of the Investment Advisory and Management Agreement, the Fund will be managed by a team of investment professionals. SSgA FM uses a team approach to create an environment that encourages the flow of investment ideas.  Additional information concerning the basis for the Trustees approving SSgA FM as the Fund’s Investment Adviser can be found in the Trust’s Annual Report for the period ended April 30, 2006.

Pursuant to the Investment Advisory and Management Agreement, SSgA FM has agreed to provide a continuous investment program for the Fund, including investment research and management with respect to the assets of the Fund. SSgA FM is entitled to receive management fees of 0.105%.  However, SSgA FM has voluntarily agreed to waive a portion of their advisory fee to 0.07% for the Fund until assets for that Fund reach $1 billion dollars.  During the fiscal year ended April 30, 2006, the Fund paid SSgA FM 0.07% of average net assets of the Fund in advisory fees.

How are Fund Shares Valued?

The price at which you buy, sell, or exchange Fund shares is the share price or net asset value (“NAV”). The share price for the Fund is determined by adding the value of the Fund’s investments, cash, and other assets, deducting liabilities, and then dividing that value by the total number of the Fund’s shares outstanding.  The Fund normally calculates its NAV at 5:00 p.m. Eastern Time on each day the New York Stock Exchange (“NYSE”) and the Federal Reserve Banks (“FRB”) are both open for business (a “Business Day”).

The Trustees have established procedures designed to maintain a stable net asset value of $1.00 per share, to the extent reasonably possible. More particularly, the Trustees have approved and adopted procedures under Rule 2a-7 of the Investment Company Act of 1940, as amended (“1940 Act”). The Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period of maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

How Do I Invest in the Fund?

How Are Investments Made?  As described below, shares of the Fund may be purchased through ADI. Shares of the Fund may be purchased using the Federal Reserve Wire System (“Federal Funds”) or by check. Your check must be payable in U.S. dollars to the Fund and be drawn on a bank located within the United States.

Federal Funds should be wired to:

State Street Bank & Trust Co.

ABA# 011000028

American Freedom U.S. Government Money Market Fund

Credit DDA# 22404081

(Account Registration)

(Account Number)

Orders for the purchase of shares will be executed at the NAV per share next determined after an order has been received in good form. All funds received are invested in full and fractional shares of the Fund. ALPS serves as the Fund’s Transfer Agent and ALPS maintains records of each shareholder’s holdings of Fund shares. The Fund reserves the right to reject any purchase.

An initial investment in the Fund must be preceded or accompanied by a completed, signed application. Your completed application should be forwarded to:

Overnight Address:
American Freedom Funds	American Freedom Funds
P.O. Box 44035	1625 Broadway, Suite 2200
Denver, CO 80201-4035	Denver, CO 80202

Orders for the purchase of shares will be executed at the NAV per share (the “public offering price”) next determined after an order has been received by the Fund in the proper form. If your purchase order is received in proper form by the Fund by 4:30 p.m. Eastern Time, your order will be executed that Business Day.  The Fund’s shares are not priced on weekends or national holidays when the NYSE or FRB is closed.  Federal banking holidays can differ from those of the NYSE.  For example, the NYSE is generally open for trading on Columbus Day and Veterans Day, however, the FRB is closed on those days and therefore the Fund’s shares will not be priced on those days.  For additional information please refer to the SAI.

Minimum Purchase and Account Balance Requirements — The minimum initial investment in the Fund is $500,000 however, subsequent investments may be made in any amount. The minimum purchase requirements do not apply to reinvested dividends. If your account balance falls below $125,000 due to redemptions or exchanges, your account may be closed. In the event that your account is closed, the Fund will wire the proceeds to the bank account of record, or issue a check to the shareholder of record. The Fund will notify you when your account balance has fallen below $125,000 and you will be given 30 days to increase your investment above that amount.

How To Redeem Fund Shares:  You may redeem all or any part of the value of your account(s) on any Business Day. You may redeem by mail, telephone or facsimile if you have established those options with the Fund. Redemption orders are processed at the NAV per share next determined after the Fund receives your order in proper form. If the Fund receives your redemption order before 4:30 p.m. Eastern Time on a Business Day, the Fund will generally send payment for your redeemed shares as of that Business Day. Otherwise, the Fund will generally send payment for your redeemed shares on the next Business Day. The Fund reserves the right to pay for redeemed shares within seven days after receiving your redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund.

Regular Redemptions:  You may redeem shares by sending a written request to American Freedom Funds, P.O. Box 44035, Denver, CO  80201-4035 or overnight to 1625 Broadway, Suite 2200, Denver, CO  80202. You must sign a redemption request. Your written redemption request must:

(i) state the number of shares to be redeemed; and

(ii) identify your shareholder account number.

Each signature must be guaranteed by either a bank that is a member of the FDIC, a trust company, or a member firm of a national securities exchange or other eligible guarantor institution. The Fund will not accept guarantees from notaries public. Guarantees must be an ink stamp or medallion that states “Signature(s) Guaranteed” and must be signed by an authorized person at the guarantor institution with that person’s title and the date. A redemption request will not be deemed to be in good order until the Fund receives all required documents in proper form.

When the Fund wires your redemption proceeds, the wire must be paid to the same bank and account as designated on the Fund’s Account Application or in your written instructions to the Fund. If your bank is not a member of the Federal Reserve System, your redemption proceeds will be wired to a correspondent bank. Immediate notification by the correspondent bank to your bank will be necessary to avoid a delay in crediting the funds to your bank account.

By Telephone and Facsimile:  You may redeem shares by telephone or facsimile. Shareholders must check the appropriate box on the Account Application to activate facsimile and/or telephone redemption privileges. Shares may be redeemed by telephoning the Fund at 800.298.3442 (or sending a facsimile transmission to the Fund at 303.825.2575 and giving the account name, account number, personal identification number (PIN#), name of Fund and amount of redemption). Proceeds from redemptions will be wired directly to your account at a commercial bank within the United States.

In order to arrange for facsimile and/or telephone redemptions after you have opened your account, or to change the bank account or address designated to receive redemption proceeds, send a written request to the Fund at the address listed under “Regular Redemptions.”  The request must be signed by you with the signatures guaranteed as described above.  The Fund may modify or terminate procedures for redeeming shares by telephone and/or facsimile but will not materially change or terminate its procedures without giving shareholders 60 days’ written notice.

During periods of substantial economic or market change, telephone, or facsimile redemptions may be difficult to complete.  If you are unable to contact the Fund by telephone or facsimile, you may redeem your shares by mail as described above under “Regular Redemptions.”

By electing the facsimile and/or telephone redemption option, you may be giving up a measure of security, which you might have had if you were to redeem in writing. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine, such as recording telephone calls, providing written confirmation of transactions, or requiring a form of personal identification prior to acting on instructions received by telephone or facsimile. To the extent the Fund does not employ reasonable procedures, it and/or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions.  However, neither the Fund nor ALPS will be liable for following instructions communicated by telephone or facsimile that are reasonably believed to be genuine. Accordingly, you, as a result of this policy, may bear the risk of fraudulent telephone or facsimile transactions.

Exchange of Fund Shares:  You may sell your Fund shares and buy shares of the U.S. Treasury Money Market Fund or Prime Money Market Fund, which are other funds also offered by the Trust, in exchange by written request. There are no fees or commissions for exchanging Fund shares. However, you must satisfy the minimum balance requirements of each fund in which you are considering investing. If you have established the privilege on your Account Application, you may also initiate exchanges by telephone or facsimile.  Telephone exchange requests should be directed to the Fund at 800.298.3442.

Exchange transactions must be for amounts of $1,000 or more. Exchanges may have tax consequences, so you should consult your tax adviser for further information. The fund into which you want to exchange must be registered for sale in your state. Prior to requesting an exchange of Fund shares you should call the Fund at 800.298.3442 to request a current prospectus for the fund into which you want to exchange and you should read the prospectus carefully before investing.

During periods of significant economic or market change, telephone or facsimile exchanges may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may also mail the exchange request to the Fund at the address listed under “Regular Redemptions.”  However, neither the Fund nor ALPS will be responsible for the authenticity of exchange instructions received by telephone or facsimile except as set forth under “How to Redeem Fund Shares – By Telephone and Facsimile.”

Frequent Trading Policies.  The Fund is intended for investors who seek liquidity from their investments and the flexibility to exchange shares on a regular basis.  As such, the Fund’s Board of Trustees has not adopted any policy or procedures to deter frequent exchanges and/or purchase and redemption activity.

Frequent purchase, sale or exchange transactions may (i) be disruptive to the management of the Fund, and as result may impair SSgA FM’s short term and long term ability to achieve optimum yields and (ii) increase the Fund’s transaction and/or administrative costs.

What is the Effect of Federal Income Tax on this Investment?  While municipal investors are generally exempt from federal income taxes, each investor should independently ascertain its tax status. With respect to investors who are not exempt from federal income taxes, dividends derived from net investment income and short term capital gains are taxable as ordinary income distributions and are taxable when paid, whether investors receive distributions in cash or reinvest them in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. The Fund will send to non-exempt investors an IRS Form 1099-DIV showing their taxable distributions for the past calendar year.

The Fund has qualified and intends to continue to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). This qualification will relieve the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code and it meets other requirements for qualification as set forth in the Code.

The information above is only a summary of some of the federal tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal taxes, investors may be subject to state or local taxes on their investment. Investors should consult their tax advisor to determine whether the Fund is suitable to their particular tax situation.

When investors sign their Account Application, they will be asked to certify that their social security or taxpayer identification number is correct, that they are not subject to backup withholding for failing to report income to the IRS, and that they are a U.S. person. If investors violate IRS regulations, the IRS can require the Fund to withhold a portion of taxable distributions and redemptions.

The Fund declares dividends from net investment income daily and pays such dividends monthly. The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders each calendar year as well as on a fiscal year basis.

Since all of the Fund’s net investment income is expected to be derived from earned interest, it is anticipated that all dividends paid by the Fund will be taxable as ordinary income to those shareholders who are not exempt from federal income taxes, and that no part of any distribution will be eligible for the dividends received deduction for corporations.

Other Compensation to Service Organizations.

ADI or an affiliate may compensate, in its sole discretion and using its own assets, service organizations that distribute and/or service investors in the Fund pursuant to agreements.  A number of factors may be considered in determining whether to pay these additional amounts.  In certain situations, such factors may include, but are not limited to, the level or type of services provided by the service organization, the level or expected level of assets or sales of shares, access to the service organization’s personnel, and other factors.  The amount of these payments may be different for different service organizations.

These additional payments, which are sometimes referred to as “revenue sharing,” may represent a premium over payments made by other fund families, and service organizations may have an added incentive to sell or recommend a fund or a share class over others offered by competing fund families.  These payment arrangements do not affect the price that an investor would pay for shares of the Fund.  Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Privacy Policy

The Fund collects nonpublic personal information about its customers(1) from the following sources:

(1)For purposes of this notice, the terms “customer” or “customers” includes both shareholders of the Fund and individuals who provide nonpublic personal information to the Fund, but do not invest in Fund shares.

•                  Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•                  Account History, including information about the transactions and balances in a customer’s account; and

•                  Correspondence, written, or telephonic, between a customer and the Fund or service providers to the Fund.

The Fund will not release information about its customers or their accounts unless one of the following conditions is met:

•                  Prior written consent is received.

•                  The Fund believes the recipient to be the Fund customer or the customer’s authorized representative.

•                  The Fund is required by law to release information to the recipient.

The Fund does not give or sell information about its customers or their fund accounts to any other company, individual, or group.

The Fund will only use information about its customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Fund restricts access to nonpublic personal information about customers to those employees who need to know that information in order to provide products or services. The Fund may also share personal information with companies that it hires to provide support services. When the Fund shares personal information with service providers, it protects that personal information with a strict confidentiality agreement. The Fund also maintains reasonable physical, electronic and procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of customers’ nonpublic personal and consumer information..

The Fund will adhere to the policies and practices described in this notice for current and former shareholders of the Fund.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request by calling the Fund at 800.298.3442.

Selected data for a share of beneficial interest outstanding throughout the period indicated:

	For the Year Ended April 30,
	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Income From Investment Operations
Net Investment Income	0.04	0.02	0.01	0.01	0.03

Less Distributions
From net investment income	(0.04)	(0.02)	(0.01)	(0.01)	(0.03)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return+	3.77%	1.68%	0.93%	1.43%	2.87%

Ratios/Supplemental Data
Net assets, end of period (000)	$214,907	$245,040	$245,482	$407,147	$466,482

Ratio of Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	3.69%	1.64%	0.94%	1.42%	2.78%
Ratio of Expenses to Average Net Assets without Fee Waivers	0.30%	0.30%	0.28%	0.21%	0.21%
Ratio of Net Investment Income to Average Net Assets without Fee Waivers	3.59%	1.54%	0.86%	1.41%	2.77%

+                    Total Return would have been lower had various fees not been waived during the period.

Additional Information About: American Freedom U.S. Government Money Market Fund

Where to Find More Information

The following Fund information is available to you upon request without charge:

Annual and Semi-Annual Report

The Annual and Semi-Annual Reports provide additional information about the Fund’s investment performance and portfolio holdings.  The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information (“SAI”)

The SAI includes additional information about the Fund’s investment policies, organization, and management. It is legally part of this Prospectus and is incorporated by reference.

Individuals can make inquiries and request free copies of the Fund’s Annual Report, Semi-Annual Report, SAI, and other information about the Fund by:

Writing:	American Freedom Funds
1625 Broadway, Suite 2200
Denver, CO 80202
Calling:	1-800-298-3442, and
Visiting:	www.americanfreedomfunds.com.

Reports and other information (including the SAI) about the Fund can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.  Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.  Information on the operations of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090.  In addition, reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov.

American Freedom U.S. Government Money Market Fund

•                  Is NOT insured by the FDIC, a bank or any agency of the U.S. government.

•                  Is NOT bank deposits or other obligations of or guaranteed by a bank.

•                  Involves investment risks, including the possible loss of the principal amount invested.

ALPS Distributor, Inc., distributor for American Freedom Funds

Investment Company Act File No. 811-08194